Exhibit 10.2

LIMITED WAIVER

This LIMITED WAIVER (hereinafter referred to as this “Agreement”), dated as of May 15, 2020 (the “Execution Date”), but effective as of the Effective Date (hereinafter defined), is made by and among SUNDANCE ENERGY INC., a Delaware corporation (“Parent”), SUNDANCE ENERGY, INC., a Colorado corporation (the “Borrower”), the other LOAN PARTIES hereto, the LENDERS party hereto, and MORGAN STANLEY CAPITAL ADMINISTRATORS INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Parent, the Borrower, the Administrative Agent and the lenders party thereto (the “Lenders”) are parties to that certain Amended & Restated Term Loan Credit Agreement, dated as of April 23, 2018 (as the same may have been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that (a) Deloitte & Touche LLP may include a going concern or like qualification or exception in its audit opinion with respect to the financial statements of the Parent and its Subsidiaries for the fiscal year ended December 31, 2019 (the “2019 Audited Financial Statements”) required to be delivered pursuant to Section 8.01(a) of the Credit Agreement as a result of the Borrower’s anticipated failure to comply with Section 9.01(b) of the Credit Agreement during the 2020 calendar year (the “Going Concern Qualification”) and (b) the Borrower will not deliver (i) the 2019 Audited Financial Statements required by Section 8.01(a) of the Credit Agreement, (ii) the certificate of the Financial Officer of the Parent as required by Section 8.01(c) of the Credit Agreement, (iii) the certificates of insurance as required by Section 8.01(e) of the Credit Agreement (iv) the production report and lease operating statements for the previous twelve (12) months as required by Section 8.01(m) of the Credit Agreement, and (v) the operating budget for the immediately succeeding twelve (12) months as required by Section 8.01(o) of the Credit Agreement (the foregoing, collectively, the “2019 Financial Deliverable Package”) to the Administrative Agent and each Lender within (A) with respect to the foregoing clauses (i) through (iv), ninety (90) days and (B) with respect to the foregoing clause (v), 120 days after the end of the fiscal year ended December 31, 2019 (the foregoing clauses (A) and (B), as applicable, the “Applicable 2019 Financial Statements Delivery Deadline”);

WHEREAS, the delivery of (a) the 2019 Audited Financial Statements accompanied by an auditor’s report containing the Going Concern Qualification and (b) the 2019 Financial Deliverable Package after the Applicable 2019 Financial Statements Delivery Deadline, in each case, would violate Sections 8.01(a), (c), (e), (m) and (o)  of the Credit Agreement and would result in a Default or Event of Default under Section 10.01(e) of the Credit Agreement (any such Defaults or Events of Default being, collectively, the “Specified Defaults”);

WHEREAS, the Loan Parties have requested that the Lenders waive the Specified Defaults arising from such breaches of the terms of Sections 8.01(a), (c), (e), (m) and (o) of the Credit Agreement;

WHEREAS, pursuant to Section 12.02(b) of the Credit Agreement, the Borrower, the other Loan Parties and the Required Lenders may waive, or consent to the Administrative Agent’s waiver of, certain provisions of the Credit Agreement and other Loan Documents pursuant to an agreement in writing; and

WHEREAS, pursuant to Section 12.02(b) of the Credit Agreement, the Borrower, the other Loan Parties and Lenders comprising the Required Lenders are willing to waive the Specified Defaults with respect

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to the delivery of the 2019 Financial Deliverable Package on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Limited Waiver.  Subject to the terms and conditions set forth herein, effective as of April 29, 2020 (the “Effective Date”), the Required Lenders hereby waive the Specified Defaults arising solely from (a) the Borrower’s delivery of an audit report of the Parent and its Subsidiaries containing the Going Concern Qualification with respect to the 2019 Audited Financial Statements and (b) the Borrower’s delivery of the 2019 Financial Deliverable Package after the Applicable 2019 Financial Statements Delivery Deadline. The limited waiver set forth in this Section 1 (the “Waiver”) is limited to the extent expressly set forth herein and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document shall in any way be affected hereby.  The Waiver is granted only with respect to the Specified Defaults relating to the 2019 Financial Deliverable Package, and shall not apply to any financial statements or other deliverables for any other fiscal year or period, any other breach of the terms of the Credit Agreement, or any actual or prospective default or breach of any other provision of the Credit Agreement or any other Loan Document.  Other than with respect to the Going Concern Qualification and the Applicable 2019 Financial Statements Delivery Deadline, the Waiver does not waive any other requirement with respect to delivery of the 2019 Financial Deliverable Package.  The Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than the Specified Defaults specifically and expressly waived in, and subject to the terms of, the Waiver.
2.Conditions Precedent.  This Agreement and the Waiver provided for in Section 1 shall become effective on the date when the following conditions are met:
(a)the Administrative Agent shall have received a counterpart signature page of this Agreement duly executed by each of the Parent, the Borrower, the other Loan Parties, the Administrative Agent and Lenders constituting the Required Lenders;
(b)the Administrative Agent shall have received a fully executed copy of a valid waiver under the Revolving Credit Agreement and the other Revolving Loan Documents of any default or event of default resulting from the Borrower delivering (i) the 2019 Audited Financial Statements with the Going Concern Qualification and (ii) the 2019 Financial Deliverable Package after the Applicable 2019 Financial Statements Delivery Deadline, in form reasonably satisfactory to the Administrative Agent;
(c)the Administrative Agent shall have received such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent may reasonably request; and
(d)the Borrower shall have paid all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

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3.Agreement to Amend the Credit Agreement.  In consideration of the Waiver, each Loan Party hereby agrees to enter into an amendment to the Credit Agreement with the Administrative Agent and the number of Lenders required by Section 12.02(b) of the Credit Agreement.  Such amendment shall amend certain provisions of the Credit Agreement in a manner to be mutually agreed by the Administrative Agent, the Loan Parties and such Lenders.  Failure of any Loan Party to enter into such amendment within fifteen (15) days from the Execution Date shall constitute an Event of Default under the Credit Agreement.   This Section 3 shall in all respects be subject to the Intercreditor Agreement dated as of April 23, 2018 (as amended, supplemented, restated or otherwise modified) by and among the Borrower, the other Grantors (as defined therein) party thereto, Toronto Dominion (Texas) LLC, as Senior Representative (as defined therein) and the
Administrative Agent, as Second Priority Representative (as defined therein), including Section 5.03 of the Intercreditor Agreement.
4.Ratification; Representations and Warranties.  Each Loan Party hereby (a) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Agreement: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (unless already qualified by materiality in which case such applicable representation and warranty shall be true and correct) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
5.Counterparts.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
6.No Oral Agreement.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
7.Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.JURISDICTION; SERVICE OF PROCESS; JURY TRIAL WAIVER. BORROWER, PARENT AND THE OTHER LOAN PARTIES AGREE TO THE PROVISIONS OF SECTION 12.09(B)

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(JURISDICTION); SECTION 12.09(C) (SERVICE OF PROCESS) AND SECTION 12.09(D) (JURY TRIAL WAIVER) OF THE CREDIT AGREEMENT AND SUCH PROVISIONS ARE INCORPORATED HEREIN, MUTATIS MUTANDIS, AS A PART HEREOF.
10.Claims. As additional consideration to the execution, delivery, and performance of this Agreement by the parties hereto and to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Secured Obligations to the Administrative Agent, Secured Parties or the Lenders.
11.WAIVER AND RELEASE. IN CONSIDERATION OF THE WAIVER HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, EACH LOAN PARTY HEREBY WAIVES, REMISES, RELEASES, AND FOREVER DISCHARGES EACH LENDER, SECURED PARTY, AND THE ADMINISTRATIVE AGENT, THEIR RESPECTIVE PREDECESSORS AND ITS SUCCESSORS, ASSIGNS, AFFILIATES, SHAREHOLDERS, DIRECTORS, OFFICERS, ACCOUNTANTS, ATTORNEYS, EMPLOYEES, AGENTS, REPRESENTATIVES, AND SERVANTS (COLLECTIVELY, THE “RELEASED PARTIES”) OF, FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, CONTRACTS, JUDGMENTS, DAMAGES, ACCOUNTS, RECKONINGS, EXECUTIONS, AND LIABILITIES WHATSOEVER OF EVERY NAME AND NATURE, WHETHER KNOWN OR UNKNOWN, WHETHER OR NOT WELL FOUNDED IN FACT OR IN LAW, AND WHETHER IN LAW, AT EQUITY, OR OTHERWISE, WHICH THE UNDERSIGNED EVER HAD OR NOW HAS FOR OR BY REASON OF ANY MATTER, CAUSE, OR ANYTHING WHATSOEVER TO THIS DATE RELATING TO OR ARISING OUT OF THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, INCLUDING WITHOUT LIMITATION ANY ACTUAL OR ALLEGED ACT OR OMISSION OF ANY OF THE RELEASED PARTIES WITH RESPECT TO THE LOANS, OR ANY OF THEM, OR ANY OF THE LOAN DOCUMENTS, OR ANY LIENS OR COLLATERAL IN CONNECTION THEREWITH, OR THE ENFORCEMENT OF ANY OF SUCH LENDER’S OR SECURED PARTY’S OR THE ADMINISTRATIVE AGENT’S RIGHTS OR REMEDIES THEREUNDER.  THE TERMS OF THIS WAIVER AND RELEASE SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT, THE LOANS, OR THE LOAN DOCUMENTS AND SHALL REMAIN IN FULL FORCE AND EFFECT AFTER THE TERMINATION THEREOF.
12.No Waiver. Borrower agrees that other than the Specified Defaults, no Event of Default and no Default has been waived or remedied by the execution of this Agreement by the Administrative Agent and the Lenders, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.  Other than with respect to the Waiver specifically set forth herein, nothing contained in this Agreement nor any past indulgence by the Administrative Agent or the Lenders, nor any other action or inaction on behalf of the Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Credit Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by the Administrative Agent or the Lenders or a waiver of any of the rights or remedies of the Administrative Agent or the Lenders provided in the Credit Agreement or the other Loan Documents or otherwise afforded at law or in equity.

13.Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

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14.Fees and Expenses. The Parent and the Borrower hereby agree, jointly and severally, to reimburse the Administrative Agent and the Lenders for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of this Agreement, including the reasonable and documented fees, disbursements and other charges of one primary counsel to the Administrative Agent, in accordance with and to the extent required by Section 12.03 of the Credit Agreement. The Parent, the Borrower and each Loan Party further agree that any reasonable and documented out-of-pocket fees, costs and expenses paid by the Administrative Agent or any Lender to any restructuring advisor hired in connection with any workout, restructuring or similar negotiations in respect of the Credit Agreement and the Loans made thereunder shall be reimbursed in accordance with and subject to the obligations of the Parent and the Borrower set forth in Section 12.03 of the Credit Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

PARENT:

Sundance Energy Inc.,

a Delaware corporation

By: /s/ Eric McCrady

Name: Eric McCrady

Title: CEO

BORROWER:

Sundance Energy, Inc.,

a Colorado corporation

By: /s/ Eric McCrady

Name: Eric McCrady

Title: CEO

OTHER LOAN PARTIES:

Sea Eagle Ford, LLC

By: /s/ Eric McCrady

Name: Eric McCrady

Title: CEO

Armadillo E&P, Inc.

By: /s/ Eric McCrady

Name: Eric McCrady

Title: CEO

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MORGAN STANLEY CAPITAL

ADMINISTRATORS INC.,

as Administrative Agent

By: /s/ Parker Corbin

Name: Parker Corbin

Title: Authorized Signatory

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MORGAN STANLEY CAPITAL GROUP INC.,

as a Lender

By: /s/ Parker Corbin

Name: Parker Corbin

Title: Vice President

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Apollo Moultrie Credit Fund, L.P., as a Lender

By: Apollo Moultrie Credit Fund Advisors, L.P., its general partner

By: Apollo Moultrie Capital Management, LLC, its general partner

By: /s/Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

MPI (London) Limited, as a Lender

By: Apollo TRF MP Management, LLC, its sub advisor

By: Apollo Capital Management, L.P., its sole member

By: Apollo Capital Management GP, LLC, its general partner

By: /s/ Joseph D Glatt

Name: Joseph D. Glatt

Title: Vice President

Apollo Atlas Master Fund, LLC, as a Lender

By: Apollo Atlas Management, LLC, its investment Manager

By: /s/ Joseph D Glatt

Name: Joseph D. Glatt

Title: Vice President

Apollo Tower Credit Fund, L.P, as a Lender

By: Apollo Tower Credit Advisors, LLC, its general partner

By: /s/ Joseph D Glatt

Name: Joseph D. Glatt

Title: Vice President

Apollo TR Enhanced Levered Yield LLC, as a Lender

By: Apollo Total Return Enhanced Management LLC, its investment manager

By: /s/ Joseph D Glatt

Name: Joseph D. Glatt

Title: Vice President

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Apollo Union Street Partners, L.P., as a Lender

By: Apollo Union Street Advisors, L.P., its general partner

By: Apollo Union Street Capital Management, LLC, its general partner

By: /s/ Joseph D Glatt

Name: Joseph D. Glatt

Title: Vice President

AMISSIMA DIVERSIFIED INCOME ICAV,

an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds, acting in respect of its Sub-Fund Amissima Assicurazioni Multi-Credit Strategy Fund, as a Lender

By: Apollo Management International LLP, solely in its capacity as Portfolio Manager and not in its individual corporate capacity

By: AMI (Holdings), LLC, its member

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

Apollo Kings Alley Credit Fund, L.P., as a Lender

By: Apollo Kings Alley Credit Advisors, L.P., its general partner

By: Apollo Kings Alley Credit Capital Management, LLC, its general partner

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

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TRANQUILIDADE DIVERSIFIED INCOME ICAV,

an Umbrella Irish Collective Asset-Management Vehicle with Segregated Liability between its Sub-Funds,

acting in respect of its Sub-Fund, Tranquilidade Multi-Credit Strategy Fund, as a Lender

By: Apollo Management International LLP,

its portfolio manager, solely in its capacity as Portfolio Manager and not in its individual corporate capacity

By: AMI (Holdings), LLC, its member

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

Apollo TR Opportunistic Ltd., as a Lender

By: Apollo Total Return Enhanced Management LLC, its investment manager

And by: Apollo Total Return Management, its investment manager

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

Apollo Tactical Value SPN Investments, L.P., as a Lender

By: Apollo Tactical Value SPN Advisors (APO DC), L.P., its general partner

By: Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its general partner

By: /s/ Joseph D. Glatt

Name: Joseph D. Glatt

Title: Vice President

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AG Energy Funding, LLC,

as a Lender

By: /s/ Todd Dittman

Name: Todd Dittman

Title: Authorized Person

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Ares Capital Corporation

By: /s/ Josh Bloomstein

Name: Josh Bloomstein

Title: Authorized Signatory

CION Ares Diversified Credit Fund

By: /s/ Josh Bloomstein

Name: Josh Bloomstein

Title: Authorized Signatory

Ares Credit Strategies Insurance Dedicated Fund Series of SALI Multi-Series Fund, L.P.

By: Ares Management LLC, its investment subadvisor

By: Ares Capital Management LLC, as subadvisor

By: /s/ Josh Bloomstein

Name: Josh Bloomstein

Title: Authorized Signatory

Ares Direct Finance I LP

By: Ares Capital Management LLC, its investment manager

By: /s/ Josh Bloomstein

Name: Josh Bloomstein

Title: Authorized Signatory

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